UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
February 24, 2022
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.    Results of Operations and Financial Condition.
On February 24, 2022, Huron Consulting Group Inc. (the “Company”) posted an investor presentation and supplementary financial information on its website for the quarters ended March 31, 2021, June 30 2021, September 30, 2021, and December 31, 2021 and years ended December 31, 2017, 2018, 2019, 2020, and 2021 which includes segment and consolidated operating results and other operating data to reflect the 2022 reorganization of the Company’s operating model. Effective January 1, 2022, the Company began reporting under the following three industries, which are the Company's reportable segments: Healthcare, Education and Commercial. The Commercial segment includes all industries outside of healthcare and education, including, but not limited to, financial services and energy and utilities. In the new reporting structure, each segment includes all revenue and costs associated with engagements delivered in the respective industry segments. The new Healthcare and Education segments include some revenue and costs historically reported in the Business Advisory segment and the Healthcare segment includes some revenue and costs historically reported in the Education segment. The Company also began reporting revenue across two principal capabilities: i) Consulting and Managed Services and ii) Digital.
The revised presentation does not have any effect on the Company’s previously reported consolidated statements of earnings and other comprehensive income, balance sheets, stockholders' equity, or cash flows.
A copy of the investor presentation and supplementary financial information is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 7.01.    Regulation FD Disclosure.
The information required by this Item 7.01 is set forth in Item 2.02 above, which is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Q4-21 Earnings Supplemental Materials
99.2	Q4-21 Earnings Supplemental Financial Information
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	February 24, 2022	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer